UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

WETOUCH TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41957	20-4080330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.29, Third Main Avenue, Shigao Town, Renshou County,

Meishan, Sichuan, China 620500

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 28-37390666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WETH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 26, 2025, Wetouch Technology Inc. (the “Company”) received a letter from the Nasdaq Stock Market LLC (“Nasdaq”) stating that Nasdaq had reviewed and accepted the Company’s plan of compliance relating to the Company’s noncompliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of periodic financial reports with the Securities and Exchange Commission. As previously disclosed, the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) due to a delay in filing its Annual Report on Form 10-K for the year ended December 31, 2024, and its Quarterly Report on Form 10-Q for the period ended March 31, 2025.

Based on the plan of compliance submitted by the Company, Nasdaq granted the Company an exception through October 13, 2025, to regain compliance with the Nasdaq Listing Rule 5250(c)(1). The Company must file its outstanding reports, including the Form 10-K for the fiscal year ended December 31, 2024, and the Form 10-Qs for the quarters ended March 31 and June 30, 2025, on or before that date to evidence compliance.

The Company is working diligently to complete the required audits and reviews and remains committed to regaining and maintaining compliance with all applicable Nasdaq continued listing requirements.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 27, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the dismissal of Enrome LLP (“Enrome”) as the Company’s independent registered public accounting firm, effective immediately.

Enrome was engaged as the Company’s independent registered public accounting firm on May 10, 2024, and has not rendered any report on the Company’s financial statements for any financial period of the Company, and never expressed, orally or in writing, any adverse opinion with respect to the Company’s financial statements.

During the fiscal years ended December 31, 2024 since Enrome’s engagement on May 10, 2024 and in the subsequent interim period through its dismissal on June 27, 2025, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-X and the instructions relating thereto with Enrome on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Enrome’s satisfaction, would have caused Enrome to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements, if any, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Enrome with a copy of the disclosures it is making in this Current Report on Form 8-K in response to Item 304(a) of Regulation S-K on June 25, 2025, and has requested that Enrome furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree. The Company intends to file such letter by amendment to this Form 8-K promptly after receipt.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETOUCH TECHNOLOGY INC.

Date: June 27, 2025	By:	/s/ Zongyi Lian
	Name:	Zongyi Lian
	Title:	President and Chief Executive officer (Principal Executive Officer)

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